Exhibit 99.1

Shore Bancshares Reports Second Quarter and First-Half Results

EASTON, Md., July 26, 2018 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) (the "Company") reported net income of $4.391 million or $0.34 per diluted common share for the second quarter of 2018, compared to net income of $4.058 million or $0.32 per diluted common share for the first quarter of 2018, and net income of $2.352 million or $0.19 per diluted common share for the second quarter of 2017. The Company reported net income of $8.449 million or $0.66 per diluted common share for the first half of 2018, compared to net income of $5.151 million or $0.41 per diluted common share for the first half of 2017.

When comparing the second quarter of 2018 to the first quarter of 2018, the main reason for the improved results were increases in interest and fees on loans of $587 thousand, a reduction in noninterest expense of $635 thousand, partially offset by an increase in interest expense on short-term borrowings and the reduction of insurance agency contingent commissions which are typically received during the first quarter of the year. When comparing the second quarter of 2018 to the second quarter of 2017, the primary reasons for the improved results were increases in net interest income of $1.7 million and noninterest income of $361 thousand, coupled with a reduction in the provision for credit losses of $556 thousand. These positive variances were partially offset by increases in interest expense of $492 thousand and noninterest expense of $628 thousand.

"We are pleased to report a strong quarter of earnings and continued loan growth. Annualized loan growth is 11.7%," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer. "As we continue to experience strong loan demand, we are focused on strategies for attracting and retaining core deposits which will keep our cost of funding at a lower level. We are currently experiencing strong opportunities for growth in our markets outside of the Eastern Shore of Maryland, which we plan to capitalize on throughout the remainder of the year."

Balance Sheet Review
Total assets were $1.452 billion at June 30, 2018, a $57.9 million, or 4.2%, increase when compared to $1.394 billion at the end of 2017. The primary reason for the increase was the addition of $63.4 million in loans, which was funded by a decrease in investment securities available for sale of $21.4 million and an increase in short-term borrowings of $81.0 million.

Total deposits decreased $27.7 million, or 2.3%, when compared to December 31, 2017. The decrease was due to decreases in checking accounts of $28.8 million, time deposits of $20.1 million, money market and savings deposits of $4.5 million and noninterest-bearing deposits of $1.7 million, partially offset by an increase in brokered deposits of $27.4 million. The issuance of brokered deposits as an alternative to FHLB borrowings provided lower interest costs for comparative terms. Total stockholders' equity increased $4.4 million, or 2.7%, when compared to the end of 2017. At June 30, 2018, the ratio of total equity to total assets was 11.58% and the ratio of total tangible equity to total tangible assets was 9.59%, lower than the 11.75% and 9.65%, respectively, at December 31, 2017 primarily due to the significant growth in loans for the first six months of 2018.

Total assets at June 30, 2018 increased $88.9 million, or 6.5%, when compared to total assets at June 30, 2017. The primary reason for the increase was the growth in loans of $122.3 million, or 11.8% which was partially funded by the decrease in investment securities available for sale of $26.0 million. Total deposits decreased $21.2 million, or 1.8%, when compared to June 30, 2017, which included a reduction in interest-bearing deposits of $63.7 million, partially offset by an increase in noninterest-bearing deposits of $15.2 million and the purchase of brokered deposits of $27.4 million. Total stockholders' equity increased $8.2 million, or 5.1%, when compared to June 30, 2017.

Review of Quarterly Financial Results
Net interest income was $12.6 million for the second quarter of 2018, compared to $12.3 million for the first quarter of 2018 and $10.9 million for the second quarter of 2017. The increase in net interest income when compared to the first quarter of 2018 was primarily due to an increase in average loans of $35.1 million and an extra day of earning interest resulting in $587 thousand of additional interest and fees on loans, partially offset by an increase in interest on short-term borrowings of $235 thousand and higher rates paid on interest-bearing deposits of $32 thousand. The increase in net interest income for the second quarter of 2018 when compared to the second quarter of 2017 was primarily due to an increase in average loans of $188.2 million resulting in $2.2 million in additional interest and fees on loans, partially offset by an increase in short-term borrowings of $450 thousand and higher rates paid on interest-bearing deposits of $42 thousand. The Company's net interest margin decreased to 3.79% from 3.83% in the first quarter of 2018 and increased from 3.73% in the second quarter of 2017. The decline in net interest margin from the first quarter of 2018 is the direct result of increased short-term borrowings which were temporarily utilized to fund loan growth during the period in which the Bank experiences cyclical runoff of municipal deposits.

The provision for credit losses was $418 thousand for the three months ended June 30, 2018. The comparable amounts were $489 thousand and $974 thousand for the three months ended March 31, 2018 and June 30, 2017, respectively. The decrease in the amount of provision for credit losses from the first quarter of 2018 of $71 thousand was due to improved credit quality in the portfolio. The decrease in the amount of provision for credit losses from the second quarter of 2017 was due to a significant charge-off of a negotiated restructured commercial loan in the second quarter of 2017. Net charge-offs were $84 thousand for the second quarter of 2018, $352 thousand for the first quarter of 2018 and $769 thousand for the second quarter of 2017. The ratio of annualized net charge-offs to average loans was 0.03% for the second quarter of 2018, 0.13% for the first quarter of 2018 and 0.32% for the second quarter of 2017. The ratio of the allowance for credit losses to period-end loans was 0.87% at June 30, 2018, lower than the 0.89% at March 31, 2018 and 0.88% at June 30, 2017.

At June 30, 2018, nonperforming assets were $8.3 million, a decrease of $313 thousand, or 3.6%, when compared to March 31, 2018, primarily in nonaccrual loans which decreased $252 thousand, or 3.6%. Accruing troubled debt restructurings ("TDRs") decreased $106 thousand, or 1.1% over the same time period. When comparing June 30, 2018 to June 30, 2017, nonperforming assets decreased $1.4 million, or 14.8%, and accruing TDRs decreased $2.5 million, or 20.7%. The positive trend in nonperforming assets and TDRs when comparing June 30, 2018 to June 30, 2017 resulted mostly from the Company's continued workout efforts. The ratio of nonperforming assets to total assets was 0.57%, 0.61% and 0.72% at June 30, 2018, March 31, 2018 and June 30, 2017, respectively. In addition, the ratio of accruing TDRs to total assets at June 30, 2018 was 0.66%, compared to 0.68% at March 31, 2018 and 0.89% at June 30, 2017.

Total noninterest income for the second quarter of 2018 decreased $389 thousand, or 7.9%, when compared to the first quarter of 2018 and increased $361 thousand, or 8.6%, when compared to the second quarter of 2017. The decrease from the first quarter of 2018 was primarily due to a decline in insurance agency commissions of $543 thousand which was partially offset by increases in service charges on deposit accounts of $42 thousand, trust and investment fee income of $14 thousand and other noninterest income of $98 thousand. Insurance agency commissions for the second quarter of 2018 were lower when compared to the first quarter of 2018 due to the fact that contingency commission payments are typically received in the first quarter of the year. The increase from the second quarter of 2017 was mainly due to increases in insurance agency commissions of $119 thousand, service charges on deposit accounts of $69 thousand, trust and investment fee income of $42 thousand and other bank fees and service charges of $116 thousand.

Total noninterest expense for the second quarter of 2018 decreased $635 thousand, or 5.5%, when compared to the first quarter of 2018 and increased $628 thousand, or 6.2%, when compared to the second quarter of 2017. The decrease when compared to the first quarter of 2018 was primarily due to a decrease in data processing a result of the Company's renegotiated contract with its core processor and lower employee benefit costs. The increase in noninterest expense from the second quarter of 2017 was due to the operating costs of four additional branches (three acquired in May 2017 and one opened in September 2017), employee benefits due to the higher insurance premiums paid for group insurance and higher salaries and wages due to pay increases implemented in the first quarter of 2018, offset by decreases in data processing, other real estate owned expenses and legal and professional fees.

Review of Six-Month Financial Results
Net interest income for the first six months of 2018 was $25.0 million, an increase of $4.1 million, or 19.8% when compared to the first six months of 2017. The increase was primarily due an increase in average loans of approximately $203.4 million. The increase in volume on loans was primarily funded by core deposits and short-term borrowings, allowing the overall yield on total earning assets to increase 18 basis points. This, coupled with higher yields earned on investment securities, resulted in a net interest margin of 3.80% for the first six months of 2018 compared to 3.71% for the first six months of 2017.

The provision for credit losses for the six months ended June 30, 2018 and 2017 was $907 thousand and $1.4 million, respectively, while net charge-offs were $567 thousand and $995 thousand, respectively. The decrease in provision for credit losses is the result of improved credit quality in the portfolio. The ratio of annualized net charge-offs to average loans was 0.10% for the first half of 2018 and 0.22% for the first half of 2017.

Total noninterest income for the six months ended June 30, 2018 increased $483 thousand, or 5.4%, when compared to the same period in 2017. The increase in noninterest income primarily consists of increases in service charges on deposit accounts of $140 thousand, trust and investment income of $81 thousand and other fees on bank services of $225 thousand, which are a direct result of operating four additional branches.

Total noninterest expense for the six months ended June 30, 2018 increased $2.4 million, or 12.3%, when compared to the same period in 2017. The increase was primarily due to the cost of operating four additional branches which caused increases in almost all noninterest expense line items, offset by lower data processing fees, other real estate owned expenses and legal and professional fees.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC, with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2018	2017	Change		2018	2017	Change
Net interest income	$ 12,633	$ 10,900	15.9%		$ 24,962	$ 20,833	19.8%
Provision for credit losses	418	974	(57.1)		907	1,401	(35.3)
Noninterest income	4,540	4,179	8.6		9,469	8,986	5.4
Noninterest expense	10,828	10,199	6.2		22,290	19,851	12.3
Income before income taxes	5,927	3,906	51.7		11,234	8,567	31.1
Income tax expense	1,536	1,554	(1.2)		2,785	3,416	(18.5)
Net income	$ 4,391	$ 2,352	86.7		$ 8,449	$ 5,151	64.0

Return on average assets	1.24%	0.76%	48	bp	1.21%	0.87%	34	bp
Return on average equity	10.58	5.93	465		10.28	6.32	396
Return on average tangible equity (1)	13.65	6.55	710		13.18	6.94	624
Net interest margin	3.79	3.73	6		3.80	3.71	9
Efficiency ratio - GAAP	63.05	67.64	(459)		64.74	66.57	(183)
Efficiency ratio - Non-GAAP (1)	61.56	67.00	(545)		63.62	66.01	(239)

PER SHARE DATA
Basic net income per common share	$ 0.34	$ 0.19	78.9%		$ 0.66	$ 0.41	61.0%
Diluted net income per common share	0.34	0.19	78.9		0.66	0.41	61.0
Dividends paid per common share	0.08	0.05	60.0		0.15	0.10	50.0
Book value per common share at period end	13.19	12.61	4.6
Tangible book value per common share at period end (1)	10.68	10.07	6.1
Market value at period end	19.02	16.45	15.6
Market range:
High	20.09	17.53	14.6		20.09	17.92	12.1
Low	17.92	15.17	18.1		16.28	14.64	11.2

AVERAGE BALANCE SHEET DATA
Loans	$ 1,141,296	$ 953,049	19.8%		$ 1,123,852	$ 920,434	22.1%
Investment securities	186,453	198,302	(6.0)		191,839	188,243	1.9
Earning assets	1,341,050	1,178,507	13.8		1,327,227	1,139,270	16.5
Assets	1,425,947	1,242,933	14.7		1,411,058	1,199,419	17.6
Deposits	1,161,790	1,072,758	8.3		1,165,184	1,024,791	13.7
Stockholders' equity	166,480	159,165	4.6		165,778	164,357	0.9

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 84	$ 769	(89.1)%		$ 567	$ 995	(43.0)%

Nonaccrual loans	$ 6,757	$ 7,157	(5.6)
Loans 90 days past due and still accruing	-	314	(100.0)
Other real estate owned	1,569	2,302	(31.8)
Total nonperforming assets	8,326	9,773	(14.8)
Accruing troubled debt restructurings (TDRs)	9,620	12,124	(20.7)
Total nonperforming assets and accruing TDRs	$ 17,946	$ 21,897	(18.0)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.58%	11.74%	(16)	bp
Period-end tangible equity to tangible assets (1)	9.59	9.60	(1)

Annualized net charge-offs to average loans	0.03	0.32	(29)		0.10%	0.22%	(12)	bp

Allowance for credit losses as a percent of:
Period-end loans	0.87	0.88	(1)
Nonaccrual loans	149.79	127.60	2,219
Nonperforming assets	121.56	93.44	2,812
Accruing TDRs	105.21	75.32	2,989
Nonperforming assets and accruing TDRs	56.40	41.70	1,470

As a percent of total loans:
Nonaccrual loans	0.58	0.69	(11)
Accruing TDRs	0.83	1.17	(34)
Nonaccrual loans and accruing TDRs	1.42	1.86	(44)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.72	0.94	(22)
Nonperforming assets and accruing TDRs	1.55	2.11	(56)

As a percent of total assets:
Nonaccrual loans	0.47	0.53	(6)
Nonperforming assets	0.57	0.72	(15)
Accruing TDRs	0.66	0.89	(23)
Nonperforming assets and accruing TDRs	1.24	1.61	(37)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				June 30, 2018	June 30, 2018
	June 30,	December 31,	June 30,	compared to	compared to
	2018	2017	2017	December 31, 2017	June 30, 2017
ASSETS
Cash and due from banks	$ 19,420	$ 21,534	$ 15,748	(9.8)%	23.3%
Interest-bearing deposits with other banks	24,059	10,286	38,331	133.9	(37.2)
Cash and cash equivalents	43,479	31,820	54,079	36.6	(19.6)

Investment securities available for sale (at fair value)	175,566	196,955	201,587	(10.9)	(12.9)
Investment securities held to maturity	6,168	6,247	6,411	(1.3)	(3.8)
Equity securities, at fair value	652	-	-	-	-

Loans	1,156,884	1,093,514	1,034,605	5.8	11.8
Less: allowance for credit losses	(10,121)	(9,781)	(9,132)	3.5	(10.8)
Loans, net	1,146,763	1,083,733	1,025,473	5.8	11.8

Premises and equipment, net	23,307	23,054	23,297	1.1	0.0
Goodwill	27,618	27,618	27,207	-	1.5
Other intangible assets, net	4,369	4,719	4,946	(7.4)	(11.7)
Other real estate owned, net	1,569	1,794	2,302	(12.5)	(31.8)
Other assets	22,223	17,920	17,496	24.0	27.0

Total assets	$ 1,451,714	$ 1,393,860	$ 1,362,798	4.2	6.5

LIABILITIES
Noninterest-bearing deposits	$ 326,634	$ 328,322	$ 311,438	(0.5)	4.9
Interest-bearing deposits	821,084	874,459	884,820	(6.1)	(7.2)
Brokered deposits	27,381	-	-
Total deposits	1,175,099	1,202,781	1,196,258	(2.3)	(1.8)

Short-term borrowings	102,741	21,734	3,325	372.7	2,990.0
Accrued expenses and other liabilities	5,759	5,609	3,275	2.7	75.8
Total liabilities	1,283,599	1,230,124	1,202,858	4.3	6.7

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	127	127	-	-
Additional paid in capital	65,562	65,256	64,791	0.5	1.2
Retained earnings	106,193	99,662	94,848	6.6	12.0
Accumulated other comprehensive (loss) income	(3,767)	(1,309)	174	(187.8)	(2,264.9)
Total stockholders' equity	168,115	163,736	159,940	2.7	5.1

Total liabilities and stockholders' equity	$ 1,451,714	$ 1,393,860	$ 1,362,798	4.2	6.5

Period-end common shares outstanding	12,747	12,688	12,685	0.5	0.5
Book value per common share	$ 13.19	$ 12.90	$ 12.61	2.2	4.6

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2018	2017	% Change	2018	2017	% Change
INTEREST INCOME
Interest and fees on loans	$ 12,631	$ 10,441	21.0%	$ 24,675	$ 19,991	23.4%
Interest on investment securities:
Taxable	982	937	4.8	2,003	1,764	13.5
Tax-exempt	-	1	(100.0)	-	3	(100.0)
Interest on deposits with other banks	61	70	(12.9)	99	138	(28.3)
Total interest income	13,674	11,449	19.4	26,777	21,896	22.3

INTEREST EXPENSE
Interest on deposits	580	538	7.8	1,128	1,049	7.5
Interest on short-term borrowings	461	11	4,090.9	687	14	4,807.1
Total interest expense	1,041	549	89.6	1,815	1,063	70.7

NET INTEREST INCOME	12,633	10,900	15.9	24,962	20,833	19.8
Provision for credit losses	418	974	(57.1)	907	1,401	(35.3)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,215	9,926	23.1	24,055	19,432	23.8

NONINTEREST INCOME
Service charges on deposit accounts	947	878	7.9	1,852	1,712	8.2
Trust and investment fee income	414	372	11.3	814	733	11.1
Insurance agency commissions	2,151	2,032	5.9	4,845	4,851	(0.1)
Other noninterest income	1,028	897	14.6	1,958	1,690	15.9
Total noninterest income	4,540	4,179	8.6	9,469	8,986	5.4

NONINTEREST EXPENSE
Salaries and wages	5,383	4,803	12.1	10,856	9,305	16.7
Employee benefits	1,369	1,127	21.5	2,886	2,367	21.9
Occupancy expense	755	629	20.0	1,536	1,254	22.5
Furniture and equipment expense	275	284	(3.2)	562	517	8.7
Data processing	720	1,015	(29.1)	1,617	1,887	(14.3)
Directors' fees	152	102	49.0	266	182	46.2
Amortization of intangible assets	239	55	334.5	350	88	297.7
FDIC insurance premium expense	214	45	375.6	419	209	100.5
Other real estate owned expenses, net	5	108	(95.4)	(41)	187	(121.9)
Legal and professional fees	505	702	(28.1)	969	1,362	(28.9)
Other noninterest expenses	1,211	1,329	(8.9)	2,870	2,493	15.1
Total noninterest expense	10,828	10,199	6.2	22,290	19,851	12.3

Income before income taxes	5,927	3,906	51.7	11,234	8,567	31.1
Income tax expense	1,536	1,554	(1.2)	2,785	3,416	(18.5)

NET INCOME	$ 4,391	$ 2,352	86.7	$ 8,449	$ 5,151	64.0

Weighted average shares outstanding - basic	12,744	12,681	0.5	12,730	12,676	0.4
Weighted average shares outstanding - diluted	12,757	12,732	0.2	12,743	12,727	0.1

Basic net income per common share	$ 0.34	$ 0.19	78.9	$ 0.66	$ 0.41	61.0
Diluted net income per common share	0.34	0.19	78.9	0.66	0.41	61.0
Dividends paid per common share	0.08	0.05	60.0	0.15	0.10	50.0

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2018		2017		2018		2017
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,141,296	4.45%	$ 953,049	4.42%	$ 1,123,852	4.44%	$ 920,434	4.41%
Investment securities (1)
Taxable	186,453	1.05	198,161	1.89	191,839	2.09	188,068	1.88
Tax-exempt	-	-	141	5.36	-	-	175	5.38
Interest-bearing deposits	13,301	1.82	27,156	1.05	11,536	1.72	30,593	0.91
Total earning assets	1,341,050	4.10%	1,178,507	3.92%	1,327,227	4.08%	1,139,270	3.90%
Cash and due from banks	16,905		14,798		16,646		14,355
Other assets	78,185		58,692		77,266		54,750
Allowance for credit losses	(10,193)		(9,064)		(10,081)		(8,956)
Total assets	$ 1,425,947		$ 1,242,933		$ 1,411,058		$ 1,199,419

Interest-bearing liabilities
Demand deposits	$ 204,068	0.21%	$ 198,593	0.16%	$ 210,403	0.22%	$ 196,809	0.15%
Money market and savings deposits	381,047	0.13	320,967	0.12	380,969	0.13	298,695	0.13
Brokered deposits	10,684	1.96	-	-	5,372	1.96	-	-
Certificates of deposit $100,000 or more	96,873	0.54	121,967	0.51	99,387	0.52	120,477	0.52
Other time deposits	146,946	0.45	150,953	0.55	149,619	0.46	144,429	0.56
Interest-bearing deposits	839,618	0.27	792,480	0.27	845,750	0.27	760,410	0.28
Short-term borrowings	91,980	2.01	5,589	0.82	74,381	1.86	4,873	0.59
Total interest-bearing liabilities	931,598	0.44%	798,069	0.28%	920,131	0.40%	765,283	0.28%
Noninterest-bearing deposits	322,172		280,278		319,434		264,381
Accrued expenses and other liabilities	5,697		5,421		5,715		5,398
Stockholders' equity	166,480		159,165		165,778		164,357
Total liabilities and stockholders' equity	$ 1,425,947		$ 1,242,933		$ 1,411,058		$ 1,199,419

Net interest spread		3.66%		3.64%		3.68%		3.62%
Net interest margin		3.79%		3.73%		3.80%		3.71%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, for the second quarter of 2018 and the year to date period in 2018 and 35% for all quarters during 2017, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	Q2 2018		Q2 2018
	2018	2018	2017	2017	2017	compared to		compared to
	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2018		Q2 2017
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 12,661	$ 12,357	$ 12,430	$ 12,384	$ 10,961	2.5%		15.5%
Less: Taxable-equivalent adjustment	28	28	61	58	61	-		(54.1)
Net interest income	12,633	12,329	12,369	12,326	10,900	2.5		15.9
Provision for credit losses	418	489	545	345	974	(14.5)		(57.1)
Noninterest income	4,540	4,929	4,339	4,425	4,179	(7.9)		8.6
Noninterest expense	10,828	11,462	10,632	10,720	10,199	(5.5)		6.2
Income before income taxes	5,927	5,307	5,531	5,686	3,906	11.7		51.7
Income tax expense	1,536	1,249	2,833	2,274	1,554	23.0		(1.2)
Net income	$ 4,391	$ 4,058	$ 2,698	$ 3,412	$ 2,352	8.2		86.7

Return on average assets	1.24%	1.18%	0.78%	0.98%	0.76%	6	bp	48	bp
Return on average equity	10.58	9.97	6.53	8.48	5.93	61		465
Return on average tangible equity (1)	13.65	12.70	8.36	10.84	6.55	95		710
Net interest margin	3.79	3.83	3.81	3.79	3.73	(4)		6
Efficiency ratio - GAAP	63.05	66.42	63.63	64.00	67.64	(337)		(459)
Efficiency ratio - Non-GAAP (1)	61.56	65.67	62.73	63.11	67.00	(411)		(544)

PER SHARE DATA
Basic net income per common share	$ 0.34	$ 0.32	$ 0.21	$ 0.27	$ 0.19	6.3%		78.9%
Diluted net income per common share	0.34	0.32	0.21	0.27	0.19	6.3		78.9
Dividends paid per common share	0.08	0.07	0.07	0.05	0.05	14.3		60.0
Book value per common share at period end	13.19	12.95	12.90	12.82	12.61	1.9		4.6
Tangible book value per common share at period end (1)	10.68	10.42	10.36	10.24	10.07	2.5		6.1
Market value at period end	19.02	18.86	16.70	16.65	16.45	0.8		15.6
Market range:
High	20.09	19.80	18.49	17.34	17.53	1.5		14.6
Low	17.92	16.28	15.74	15.97	15.17	10.1		18.1

AVERAGE BALANCE SHEET DATA
Loans	$ 1,141,296	$ 1,106,213	$ 1,062,980	$ 1,034,553	$ 953,049	3.2%		19.8%
Investment securities	186,453	197,285	211,910	218,675	198,302	(5.5)		(6.0)
Earning assets	1,341,050	1,313,249	1,294,768	1,295,432	1,178,507	2.1		13.8
Assets	1,425,947	1,396,001	1,378,553	1,377,975	1,242,933	2.1		14.7
Deposits	1,161,790	1,168,613	1,202,260	1,210,894	1,072,758	(0.6)		8.3
Stockholders' equity	166,480	165,070	163,893	159,551	159,165	0.9		4.6

CREDIT QUALITY DATA
Net charge-offs	$ 84	$ 352	$ 59	$ 182	$ 769	(76.1)%		(89.1)%

Nonaccrual loans	$ 6,757	$ 7,009	$ 4,971	$ 6,289	$ 7,157	(3.6)		(5.6)
Loans 90 days past due and still accruing	-	61	639	5	314	(100.0)		(100.0)
Other real estate owned	1,569	1,569	1,794	1,809	2,302	-		(31.8)
Total nonperforming assets	$ 8,326	$ 8,639	$ 7,404	$ 8,103	$ 9,773	(3.6)		(14.8)

Accruing troubled debt restructurings (TDRs)	$ 9,620	$ 9,726	$ 13,326	$ 13,493	$ 12,124	(1.1)		(20.7)

Total nonperforming assets and accruing TDRs	$ 17,946	$ 18,365	$ 20,730	$ 21,596	$ 21,897	(2.3)		(18.0)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.58%	11.60%	11.75%	11.82%	11.74%	(2)	bp	(16)	bp
Period-end tangible equity to tangible assets (1)	9.59	9.55	9.65	9.67	9.60	4		(1)

Annualized net charge-offs to average loans	0.03	0.13	0.02	0.07	0.32	(10)		(29)

Allowance for credit losses as a percent of:
Period-end loans	0.87	0.89	0.89	0.89	0.88	(2)		(1)
Nonaccrual loans	149.79	141.50	196.76	147.80	127.60	829		2,219
Nonperforming assets	121.56	114.80	132.10	114.71	93.44	676		2,812
Accruing TDRs	105.21	101.97	73.40	68.89	75.32	324		2,989
Nonperforming assets and accruing TDRs	56.40	54.00	47.18	43.04	41.70	240		1,470

As a percent of total loans:
Nonaccrual loans	0.58	0.63	0.45	0.60	0.69	(5)		(11)
Accruing TDRs	0.83	0.87	1.22	1.29	1.17	(4)		(34)
Nonaccrual loans and accruing TDRs	1.42	1.50	1.67	1.89	1.86	(8)		(44)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.72	0.77	0.68	0.77	0.94	(5)		(22)
Nonperforming assets and accruing TDRs	1.55	1.64	1.89	2.06	2.11	(9)		(56)

As a percent of total assets:
Nonaccrual loans	0.47	0.49	0.36	0.46	0.53	(2)		(6)
Nonperforming assets	0.57	0.61	0.53	0.59	0.72	(4)		(15)
Accruing TDRs	0.66	0.68	0.96	0.98	0.89	(2)		(23)
Nonperforming assets and accruing TDRs	1.24	1.29	1.49	1.57	1.61	(5)		(37)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						Q2 2018	Q2 2018
						compared to	compared to
	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2018	Q2 2017
INTEREST INCOME
Interest and fees on loans	$ 12,631	$ 12,044	$ 11,855	$ 11,771	$ 10,441	4.9%	21.0%
Interest on investment securities:
Taxable	982	1,021	1,048	1,035	937	(3.8)	4.8
Tax-exempt	-	-	-	-	1	-	(100.0)
Interest on deposits with other banks	61	38	65	131	70	60.5	(12.9)
Total interest income	13,674	13,103	12,968	12,937	11,449	4.4	19.4

INTEREST EXPENSE
Interest on deposits	580	548	586	607	538	5.8	7.8
Interest on short-term borrowings	461	226	13	4	11	104.0	4,090.9
Total interest expense	1,041	774	599	611	549	34.5	89.6

NET INTEREST INCOME	12,633	12,329	12,369	12,326	10,900	2.5	15.9
Provision for credit losses	418	489	545	345	974	(14.5)	(57.1)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,215	11,840	11,824	11,981	9,926	3.2	23.1

NONINTEREST INCOME
Service charges on deposit accounts	947	905	971	945	878	4.6	7.9
Trust and investment fee income	414	400	410	389	372	3.5	11.3
Gains on sales and calls of investment securities	-	-	-	5	-	-	-
Insurance agency commissions	2,151	2,694	1,898	2,088	2,032	(20.2)	5.9
Other noninterest income	1,028	930	1,060	998	897	10.5	14.6
Total noninterest income	4,540	4,929	4,339	4,425	4,179	(7.9)	8.6

NONINTEREST EXPENSE
Salaries and wages	5,383	5,473	5,503	5,203	4,803	(1.6)	12.1
Employee benefits	1,369	1,517	1,081	1,197	1,127	(9.8)	21.5
Occupancy expense	755	781	746	696	629	(3.3)	20.0
Furniture and equipment expense	275	287	232	286	284	(4.2)	(3.2)
Data processing	720	897	871	922	1,015	(19.7)	(29.1)
Directors' fees	152	114	99	99	102	33.3	49.0
Amortization of intangible assets	239	111	112	115	55	115.3	334.5
FDIC insurance premium expense	214	205	201	189	45	4.4	375.6
Other real estate owned expenses, net	5	(46)	(86)	185	108	110.9	(95.4)
Legal and professional fees	505	464	453	493	702	8.8	(28.1)
Other noninterest expenses	1,211	1,659	1,420	1,335	1,329	(27.0)	(8.9)
Total noninterest expense	10,828	11,462	10,632	10,720	10,199	(5.5)	6.2

Income before income taxes	5,927	5,307	5,531	5,686	3,906	11.7	51.7
Income tax expense	1,536	1,249	2,833	2,274	1,554	23.0	(1.2)

NET INCOME	$ 4,391	$ 4,058	$ 2,698	$ 3,412	$ 2,352	8.2	86.7

Weighted average shares outstanding - basic	12,744	12,715	12,688	12,687	12,681	0.2	0.5
Weighted average shares outstanding - diluted	12,757	12,731	12,750	12,718	12,732	0.2	0.2

Basic net income per common share	$ 0.34	$ 0.32	$ 0.21	$ 0.27	$ 0.19	6.3	78.9
Diluted net income per common share	0.34	0.32	0.21	0.27	0.19	6.3	78.9
Dividends paid per common share	0.08	0.07	0.07	0.05	0.05	14.3	60.0

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											Q2 2018	Q2 2018
											compared to	compared to
	Q2 2018		Q1 2018		Q4 2017		Q3 2017		Q2 2017		Q1 2018	Q2 2017
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	1,141,296	4.45%	$ 1,106,213	4.44%	$ 1,062,980	4.45%	$ 1,034,553	4.54%	$ 953,049	4.42%	3.2%	19.8%
Investment securities (1)
Taxable	186,453	1.05	197,285	2.07	211,910	1.98	218,675	1.89	198,161	1.89	(5.5)	(5.9)
Tax-exempt	-	-	-	-	-	-	-	-	141	5.36	-	(100.0)
Interest-bearing deposits	13,301	1.82	9,751	1.60	19,878	1.30	42,204	1.23	27,156	1.05	36.4	(51.0)
Total earning assets	1,341,050	4.10%	1,313,249	4.06%	1,294,768	3.99%	1,295,432	3.98%	1,178,507	3.92%	2.1	13.8
Cash and due from banks	16,905		16,384		18,589		16,232		14,798		3.2	14.2
Other assets	78,185		76,336		74,700		75,611		58,692		2.4	33.2
Allowance for credit losses	(10,193)		(9,968)		(9,504)		(9,300)		(9,064)		2.3	12.5
Total assets	$ 1,425,947		$ 1,396,001		$ 1,378,553		$ 1,377,975		$ 1,242,933		2.1	14.7

Interest-bearing liabilities
Demand deposits	$ 204,068	0.21%	$ 216,808	0.23%	$ 222,321	0.24%	$ 224,180	0.23%	$ 198,593	0.16%	(5.9)	2.8
Money market and savings deposits	381,047	0.13	380,890	0.13	382,438	0.12	378,711	0.12	320,967	0.12	-	18.7
Brokered deposits	10,684	1.96	-	-	-	-	-	-	-	-	-	-
Certificates of deposit $100,000 or more	96,873	0.54	101,929	0.50	110,458	0.49	123,538	0.50	121,967	0.51	(5.0)	(20.6)
Other time deposits	146,946	0.45	152,321	0.48	158,241	0.49	164,459	0.50	150,953	0.55	(3.5)	(2.7)
Interest-bearing deposits	839,618	0.27	851,948	0.26	873,458	0.27	890,888	0.27	792,480	0.27	(1.4)	5.9
Short-term borrowings	91,980	2.01	56,586	1.62	6,087	0.86	2,274	0.62	5,589	0.82	62.5	1,545.7
Total interest-bearing liabilities	931,598	0.44%	908,534	0.35%	879,545	0.27%	893,162	0.27%	798,069	0.28%	2.5	16.7
Noninterest-bearing deposits	322,172		316,665		328,802		320,006		280,278		1.7	14.9
Accrued expenses and other liabilities	5,697		5,732		6,313		5,256		5,421		(0.6)	5.1
Stockholders' equity	166,480		165,070		163,893		159,551		159,165		0.9	4.6
Total liabilities and stockholders' equity	$ 1,425,947		$ 1,396,001		$ 1,378,553		$ 1,377,975		$ 1,242,933		2.1	14.7

Net interest spread		3.66%		3.71%		3.72%		3.71%		3.64%
Net interest margin		3.79%		3.83%		3.81%		3.79%		3.73%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0% for the first and second quarter of 2018 and 35.0% for all quarters during 2017, exclusive of the alternative minimum tax rate and and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)
						YTD	YTD
	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	6/30/2018	6/30/2017

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 4,391	$ 4,058	$ 2,698	$ 3,412	$ 2,352	$ 8,449	$ 5,151
Net income - annualized (A)	$ 17,612	$ 16,457	$ 10,704	$ 13,537	$ 9,434	$ 17,038	$ 10,387

Net income, excluding net amortization of intangible assets	$ 4,574	$ 4,143	$ 2,766	$ 3,482	$ 2,385	$ 8,717	$ 5,204

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 18,346	$ 16,802	$ 10,974	$ 13,814	$ 9,566	$ 17,578	$ 10,494

Average stockholders' equity (C)	$ 166,480	$ 165,070	$ 163,893	$ 159,551	$ 159,165	$165,778	$ 164,357
Less: Average goodwill and other intangible assets	(32,088)	(32,721)	(32,678)	(32,097)	(13,173)	(32,403)	(13,086)
Average tangible equity (D)	$ 134,392	$ 132,349	$ 131,215	$ 127,454	$ 145,992	$133,375	$ 151,271

Return on average equity (GAAP) (A)/(C)	10.58%	9.97%	6.53%	8.48%	5.93%	10.28%	6.32%
Return on average tangible equity (Non-GAAP) (B)/(D)	13.65%	12.70%	8.36%	10.84%	6.55%	13.18%	6.94%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 10,828	$ 11,462	$ 10,632	$ 10,720	$ 10,199	$ 22,290	$ 19,851
Less: Amortization of intangible assets	(239)	(111)	(112)	(115)	(55)	(350)	(88)
Adjusted noninterest expense (F)	$ 10,589	$ 11,351	$ 10,520	$ 10,605	$ 10,144	$ 21,940	$ 19,763

Net interest income (G)	12,633	12,329	12,369	12,326	10,900	24,962	20,833
Add: Taxable-equivalent adjustment	28	28	61	58	61	56	122
Taxable-equivalent net interest income (H)	$ 12,661	$ 12,357	$ 12,430	$ 12,384	$ 10,961	$ 25,018	$ 20,955

Noninterest income (I)	$ 4,540	$ 4,929	$ 4,339	$ 4,425	$ 4,179	$ 9,469	$ 8,986
Less: Investment securities (gains)	-	-	-	(5)	-	-	-
Adjusted noninterest income (J)	$ 4,540	$ 4,929	$ 4,339	$ 4,420	$ 4,179	$ 9,469	$ 8,986

Efficiency ratio (GAAP) (E)/(G)+(I)	63.05%	66.42%	63.63%	64.00%	67.64%	64.74%	66.57%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	61.56%	65.67%	62.73%	63.11%	67.00%	63.62%	66.01%

Stockholders' equity (K)	$ 168,115	$ 164,977	$ 163,736	$ 162,648	$ 159,940
Less: Goodwill and other intangible assets	(31,987)	(32,226)	(32,337)	(32,740)	(32,153)
Tangible equity (L)	$ 136,128	$ 132,751	$ 131,399	$ 129,908	$ 127,787

Shares outstanding (M)	12,747	12,736	12,688	12,687	12,685

Book value per common share (GAAP) (K)/(M)	$ 13.19	$ 12.95	$ 12.90	$ 12.82	$ 12.61
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.68	$ 10.42	$ 10.36	$ 10.24	$ 10.07

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 168,115	$ 164,977	$ 163,736	$ 162,648	$ 159,940
Less: Goodwill and other intangible assets	(31,987)	(32,226)	(32,337)	(32,740)	(32,153)
Tangible equity (O)	$ 136,128	$ 132,751	$ 131,399	$ 129,908	$ 127,787

Assets (P)	$ 1,451,714	$ 1,421,606	$ 1,393,860	$ 1,376,127	$ 1,362,798
Less: Goodwill and other intangible assets	(31,987)	(32,226)	(32,337)	(32,740)	(32,153)
Tangible assets (Q)	$ 1,419,727	$ 1,389,380	$ 1,361,523	$ 1,343,387	$ 1,330,645

Period-end equity/assets (GAAP) (N)/(P)	11.58%	11.60%	11.75%	11.82%	11.74%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	9.59%	9.55%	9.65%	9.67%	9.60%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800